SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)


                         CORMAX BUSINESS SOLUTIONS INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


         UTAH                                                    84-0959153
-----------------------------       -----------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
         of incorporation)          File Number)             Identification No.)


Suite 250, 708 11th Avenue SW, Calgary, Alberta                 T2R 0E4
----------------------------------------------                ------------
(Address of principal executive offices)                      (Postal Code)


        Registrant's telephone number, including area code (888) 261-2887
                                                           ---------------

                                 WATCHOUT! INC.
                       ----------------------------------
                           (Former Name of Registrant)




         CLASS                                   Outstanding at March 31, 2001
----------------------------                     -----------------------------
Common Stock $.001 Par Value                              14,879,921

                                   ADMENDMENT


          The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on April 4, 2001, as set forth in the pages attached hereto:

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
------   -------------------------------------------------------------------
         The following financial statements and pro forma financial information are filed as a part of this report.

         (a)  Financial Statements of Expanded Systems Solutions Inc.

              Audit Report of Independent Accountants

              Balance Sheets at March 30, 2001

              Statement of Operations for the period July 1, 2000 -
              March 30, 001

              Statement of Shareholders' Equity for the period
              July 31, 1998 to March 30, 2001

              Statement of Cash Flows for the period of July 1, 2000 - March 30, 2001

              Notes to Financial Statements

         (b)  Pro Forma Financial Information

              Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2001

              Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2001

              Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CORMAX BUSINESS SOLUTIONS INC.
                                               ------------------------------
                                                        (Registrant)


                                               /s/ Todd Violette
Date     06/18/01                              -----------------
         --------                                 (Signature)

                        Expanded Systems Solutions, Inc.

                          Index to Financial Statements





Report of Independent Auditor's...........................................F-1

Balance Sheet ............................................................F-2

Statement of Operations ..................................................F-3

Statement of Changes in Stockholders' Equity .............................F-4

Statement of Cash Flows ..................................................F-5

Notes to Financial Statements..........................................F-6 - F-8

                            Michael Johnson & Co. LLC.
                            9175 East Kenyon Ave #100
                                Denver, CO 80237
                                  303-796-0099
                                  303-796-0137



                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Expanded Systems Solutions, Inc.
Calgary, AB T2P 3E8

We have audited the accompanying balance sheet of Expanded Systems Solutions, Inc. as of March 30, 2001, and the related statements of operations, cash flows, and changes in stockholders' equity for the period July 1, 2000 to March 30, 2001 then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Expanded Systems Solutions, Inc. at March 30, 2001, and the results of its operations and its cash flows for the period July 1, 2000 to March 30, 2001 then ended, in conformity with generally accepted accounting principles.



Michael Johnson & Co. LLC
------------------------------
/s/ Michael Johnson & Co. LLC
Denver, Colorado
May 8, 2001

                         Expanded Systems Solutions Inc.
                                     Audited
                                  Balance Sheet
                          July 1, 2000 - March 30, 2001

ASSETS

Current Assets:
 Cash                                              $    50,280
 Accounts Receivable -trade                          1,090,843
 Inventory                                              31,998
 Prepaid Expenses                                        3,104
                                                   -----------
 Total Current Assets                                1,176,225
                                                   -----------


Fixed Assets:
 Computer Equipment                                     23,501
 Computer Software                                       4,452
 Furniture & Fixtures                                   10,934
                                                   -----------
                                                        38,887
 Less Accumulated Depreciation                         (18,307)
                                                   -----------
 Net Fixed Assets                                       20,580
                                                   -----------

TOTAL ASSETS                                       $ 1,196,805
                                                   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts Payable - trade                          $ 1,098,761
 Accrued Expenses                                        5,267
 Due to Stockholders                                    21,135
 Accounts Payable - GST                                 26,703
 Notes Payable                                          10,989
                                                   -----------
 Total Current Liabilities                           1,162,855
                                                   -----------

Stockholders' Equity:
 Common Stock, No Par Value, 500,000 shares
  authorized,  500,000, issued and outstanding
                                                            68
 Retained Earnings                                      33,882
                                                   -----------
 Total Stockholders' Equity                             33,950
                                                   -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 1,196,805
                                                   ===========

                         Expanded Systems Solutions Inc.
                                     Audited
                             Statement of Operations
                          July 1, 2000 - March 30, 2001



REVENUES:                                                 2,257,189

COST OF GOODS SOLD:                                       2,077,926
                                                        -----------

GROSS PROFIT                                                179,263
                                                        -----------

OPERATING EXPENSES:
     Selling and Marketing                                     --
     General and Administrative                             249,584
                                                        -----------
     Total Expenses                                         249,584
                                                        -----------

OTHER REVENUES & EXPENSES:
     Interest Expense                                          (554)
     Interest Income                                            940
     Loss on Investments                                       --
                                                        -----------
     Total Other Revenues & Expenses
                                                                386
                                                        -----------


NET INCOME (LOSS)                                       $   (69,935)
                                                        ===========

Per Share Information:
     Weighted average number
     of common shares outstanding                           500,000
                                                        -----------

Net Loss per common share                               $     (0.14)
                                                        ===========

                         Expanded Systems Solutions Inc.
                                     Audited
                         Changes in Shareholders Equity
                          July 1, 2000 - March 30, 2001



                                   Common Stock            Retained       Total
                              ----------------------       Earnings    Stockholders'
                                Shares        Amount      (Deficit)       Equity
                              ---------     ---------     ---------     ----------
Balance - July 31, 1998         500,000     $      68     $  96,221      $  96,289

Net Income                         --            --           3,647          3,647
                              ---------     ---------     ---------      ---------

Balance - July 31, 1999         500,000            68        99,868         99,936
                              ---------     ---------     ---------      ---------

Net Income                         --            --           3,949          3,949
                              ---------     ---------     ---------      ---------
Balance - July 31, 2000         500,000            68       103,817        103,885
                              ---------     ---------     ---------      ---------

Net Loss for period ended          --            --         (69,935)       (69,935)
                              ---------     ---------     ---------      ---------
Balance -  March 30, 2001       500,000     $      68     $  33,882      $  33,950
                              =========     =========     =========      =========


                         Expanded Systems Solutions Inc.
                                     Audited
                               Cash Flow Statement
                          July 1, 2000 - March 30, 2001



Cash Flows from Operating Activities:
      Net Loss                                           $ (69,935)
      Adjustments to reconcile net loss to net cash
        used in operating activities:
        Depreciation and Amortization                          429
        Changes in Assets & Liabilities:
        (Increase) in Accounts Receivable                 (448,043)
        Increase in Accounts Payable                       473,432
        Increase in Accrued Expenses                           662
        Increase in Accounts Payable - GST                  18,194
                                                         ---------
Net Cash Used In Operating Activities                      (43,455)
                                                         ---------

Cash Flows from Investing Activities
      Capital expenditures                                      28
                                                         ---------
Cash Flows Used In Investing Activities                         28
                                                         ---------

Cash Flows from Financing Activities
      Proceeds from stock issuance                            --
      Short-term borrowings                                   --
      Note principal payments                                 --
                                                         ---------
Cash Flows Provided By Financing Activities                   --
                                                         ---------

Net (Decrease) Increase in Cash and Cash Equivalents       (43,427)

Cash and Cash Equivalents at Beginning of Period            93,707
                                                         ---------

Cash and Cash Equivalents at End of Period               $  50,280
                                                         =========



Supplemental Information:
      Interest Paid                                      $     831
                                                         =========
      Income Taxes Paid                                  $    --
                                                         =========

                        Expanded Systems Solutions, Inc.
                          Notes to Financial Statements
                                 March 30, 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES
         -----------------------------------------

         Nature of Business

         Expanded Systems Solutions, Inc. (the "Company") was incorporated June 18, 1993 under the laws of Alberta and has a Federal Charter to conduct business throughout Canada. Since inception, the Company has been engaged in the business of designing and installing Private networks, the resale of hardware and the supply of after sale maintenance contracts.


         Basis of Accounting:

         These financial statements are presented on the accrual method of accounting in accordance with generally accepted accounting principles. Significant principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position and cash flows, are summarized below:

         Cash and Cash Equivalents

         For the purpose of the statement of cash flows, cash and cash equivalents include cash in bank and money market accounts.

         Use of Estimates:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

         Net earning (loss) per share

         Net loss per share is based on the weighted average number of common shares and common share equivalents outstanding during the period.

         Property and Equipment

         The Company follows the practice of capitalizing property and equipment over $250 at cost. The cost of ordinary maintenance and repairs is charged to operations while renewals and replacements are capitalized. Depreciation is computed on the straight-line method over the following estimated useful lives. Depreciation expense for the year was $643.00.

                  Computer Equipment                            5 years
                  Computer Software                             3 years
                  Furniture & Fixtures                          5 years


         Fair Value of Financial Instruments

         The carrying amount of accounts receivable, accounts payable, notes payable, and accrued expenses are considered to be representative of their respective fair values because of the short-term nature of these financial instruments.

         -------------------------------------------------------


         Revenue Recognition

         Product Sales are sales of on-line products and specialty items. Revenue is recognized at the time of sale.

         Other Comprehensive Income

         The Company has no material components of other comprehensive income
         (loss) and accordingly, net loss is equal to comprehensive loss in all periods.


NOTE 2 - INVENTORY
         ---------

         Inventories at March 30, 2001, by major classification, were comprised of the following:

                  Finished goods                              $31,998
                                                              -------
                                                              $31,998
                                                              =======

         Inventory consists primarily of Finished Goods and is stated at the lower of costs or market. Cost is determined under the first-in, first-out method (FIFO) valuation method.

NOTE 3 - OPERATING LEASES
         ----------------

         In February 1998, the Company entered into lease agreements for office and warehouse space in Calgary, Canada that expires in January 2003. Rental expense for the period was $23,545.

         The following is a schedule of future minimum payments under capital and operating leases and obligations under capital leases (present value of future minimum rentals) as of March 30, 2001:

                                                          Capital    Operating

                2001                                      $ 7,429     $15,695
                2002                                        4,923      24,531
                2003                                          356       2,141
                                                          -------     -------
                                                           12,708     $42,367
                                                                      =======
               Less amount representing interest            1,719
                                                          -------
               Total obligations under capital leases     $10,989
                                                          =======

NOTE 4 - DUE TO STOCKHOLDERS
         -------------------

         Two officers of the Company advanced the Company $10,703 and $10,432 for operations. The advances were unsecured, due on demand, and bear no interest.

NOTE 5 - Acquisition of Expanded Systems Solutions Inc.
         ----------------------------------------------

         On March 13, 2001 the Owners of the Company entered into an agreement to sell all of the issued and outstanding common shares of Expanded Systems Solutions, Inc. to Cormax Business Solutions, Inc. The purchase became effective on March 20, 2001.

                         CORMAX BUSINESS SOLUTIONS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 2001

ASSETS                                                  Cormax    Expanded Systems    Adjustments     Pro Forma
Current Assets:
             Cash                                        (2,389)         50,280            --            47,891
             Accounts Receivable                        101,688       1,090,843            --         1,192,531
             Inventory                                     --            31,998            --            31,998
             Prepaid Expenses                            (3,104)          3,104            --              --
             Total Current Assets                        96,195       1,176,225            --         1,272,420
                                                     ----------      ----------      ----------      ----------

Investments:                                              8,280            --              --             8,280

Fixed Assets:
             Computer Equipment                         124,389          23,501            --           147,890
             Computer Software                              (14)          4,452            --             4,438
             Furniture & Fixtures                        32,666          10,934            --            43,600
             Less Accumulated Depreciation                 (343)        (18,307)           --           (18,650)
             Net Fixed Assets                           156,697          20,580            --           177,277
                                                     ----------      ----------      ----------      ----------

Other Assets:
             Investment in Expanded-Systems             200,000            --            40,026(2)      159,974
                                                     ----------      ----------      ----------      ----------
Total Assets                                            461,172       1,196,805            --         1,617,951
                                                     ==========      ==========      ==========      ==========

LIABILITIES AND STOCKHOLDER' EQUITY

Current Liabilities:
             Accounts Payable                           492,729       1,125,464            --         1,618,193
             Accrued Expenses                            91,199           5,267            --            96,466
             Accrued Interest Payable                   100,215            --              --           100,215
             Due to Stockholder                          40,069          21,135            --            61,204


             Notes Payable                              271,135          10,989            --           282,124
             Total Current Liabilities                  995,347       1,162,855            --         2,158,202
                                                     ----------      ----------      ----------      ----------

Stockholders' Equity:
Preferred Stock, No par value, 10,000,000 shares           --              --              --              --
authorized, no shares issued or outstanding
Common Stock, Par Value $.001, 500,000,000               14,951            --              --            14,951
authorized 14,951,921 issued and outstanding
   at March 31, 2001
Additional Paid-In Capital                            3,889,505            --              --         3,889,505

Expanded Systems Common Stock                              --                68             (68)(2)        --
Accumulated (Deficit)                                (4,444,706)           --              --        (4,444,706)

Expanded Systems Retained Earnings                         --            33,882           6,076 (1)        --
                                                                                        (39,958)(2)

Total Stockholders' Deficit                            (574,200)         33,950            --          (540,250)
                                                     ----------      ----------      ----------      ----------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                421,147       1,196,805            --         1,617,952
                                                     ==========      ==========      ==========      ==========

See accompanying notes to Pro Forma Condensed Financial Information

(1) Adjustments to earnings of Expanded Systems for the three month period ended March 31, 2001
(2) Elimination of common stock and retained earnings of Expanded
    Systems Solutions, Inc.


                           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                           THREE MONTHS ENDED MARCH 31, 2001

                                                       Cormax     Expanded Systems Adjustments      Pro Forma
Ordinary Income/Expense
Income
             Sales                                     110,970        1,389,202          --          1,500,173
                Cost of Good Sold                         --          1,287,220          --          1,287,220
                                                   -----------      -----------   -----------      -----------
                             Gross Profit              110,970          101,982          --            212,953
Expense
                  General & Administrative
                  Accounting & Legal                     8,260               66          --              8,326
                  Automotive Expense                     1,509            1,991          --              3,501
                  Depreciation & Amortization            3,730             --            --              3,730
                  Selling & Marketing                     --                 10          --                 10
                  Business Tax, Licenses, Dues             223            1,222          --              1,445
                  Consultants                            4,955           18,040          --             22,995
                  Insurance                                484                0          --                484
                  Interest & Bank Charges                  262              (87)         --                175
                  Entertainment                            217              547          --                764
                  Office Expense                         7,340            1,842          --              9,182
                  Courier                                  920            1,269          --              2,190
                  Promotion                             14,974             --            --             14,974
                  Advertising                              353             --            --                353
                  Rent                                   7,596            8,880          --             16,475
                  Payroll Expenses                      67,090           42,780          --            109,870
                  E.I                                      266            1,240          --              1,507
                  C.P.P                                    343            1,625          --              1,968
                  Telephone & Communications             7,409            2,208          --              9,618
                  Travel Lodging & Meals                   103                9          --                112
                  Travel transportation                  3,349              869          --              4,218
                  Taxes                                  4,613             --            --              4,613
                                                   -----------      -----------   -----------      -----------
                                Total Expense          133,996           82,512          --            216,508

Net Ordinary Income                                    (23,026)          19,470          --             (3,556)

Other Revenues & Expenses:
                 Other Income                           42,695             --            --             42,695
                 Other Expenses                        (54,981)            --            --            (54,981)
                                                   -----------      -----------   -----------      -----------
               Total Other Revenue & Expenses          (12,286)            --            --            (12,286)

Extraordinary item - debt forgiviness                  119,720             --            --            119,720
                                                   -----------      -----------   -----------      -----------
Net Income                                              84,408           19,470          --            103,878

Weighted Average Common Shares                      13,253,588             --            --               --

Net Income Per Share                                      0.01             --            --               --

Pro Forma Net Income Per Share                            --               --            --               0.01

Principles of Consolidation

Note 1. The unaudited pro forma condensed consolidated statements of operations for the Company for the period January 1, 2001 to March 31, 2001 have been prepared as if the acquisition, which has been accounted for as a purchase, had occurred on January 1, 2001.

Note 2. The unaudited pro forma condensed consolidated balance sheet of the Company has been prepared as if the acquisition, which has been accounted for as a purchase, had occurred on January 1, 2001.

Note 3. The following pro forma adjustments are reflected in the unaudited pro forma condensed consolidated financial information:

         (a) Issuance of 400,000 shares of common stock to purchase all of the issued and outstanding common stock of Expanded Systems Solutions, Inc. for $200,000 effective March 20, 2001. In accordance with the Asset Sale Agreement and the Escrow Agreement being Exhibit 2.1 and Exhibit 2.2 included in this Registration Statement.

Note 4. The unaudited pro forma condensed consolidated financial statements do not purport to represent the Company's results of operations for future periods.

Note 5. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company and the related notes thereto.